Third  Quarter  2002  Performance  Report                                Page  1
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First  Security Group, Inc.              Contact: William L.(Chip) Lusk, Jr.
November  15,  2002                               Executive Vice President & CFO
                                                  (423) 308-2070

For the third quarter of 2002, First Security Group (FSG) earned $643 thousand versus a loss of $115 thousand for the same period in 2001. For the nine months ended September 30, 2002, FSG earned $2.2 million compared to a loss of $73 thousand in prior year. The following table summarizes components of income and expense for the past seven quarters.

                                    First   Second    Third   Fourth   First    Second    Third
                                  Quarter  Quarter  Quarter  Quarter  Quarter  Quarter  Quarter
                                     2001    2001     2001     2001     2002     2002     2002
                                                 (in thousands, except per share data)

Interest income                    $ 4,376  $4,973   $5,649   $5,795  $5,787  $6,024  $6,753
Interest expense                     2,183   2,460    2,703    2,437   2,052   1,970   2,184
                                   ---------------------------------------------------------
  Net interest income                2,193   2,513    2,946    3,358   3,735   4,054   4,569
Provision for loan losses              278     703      843      672     110     139     561
                                   ---------------------------------------------------------
  Net interest income after
    provision for loan losses        1,915   1,810    2,103    2,686   3,625   3,915   4,008
Noninterest income                     499     570      676      998     847     903     908
Noninterest expense                  2,256   2,459    2,957    3,332   3,169   3,565   3,832
                                   ---------------------------------------------------------
  Income (loss) before income
    tax provision (benefit)            158     (79)    (178)     352   1,303   1,253   1,084
Income tax provision (benefit)          65     (28)     (63)     261     497     474     441
                                   ---------------------------------------------------------
  Net income (loss)                $    93  $  (51)  $ (115)  $   91  $  806  $  779  $  643
                                   =========================================================

Net income (loss) per share
 Basic                             $  0.02  $(0.01)  $(0.03)  $ 0.02  $ 0.16  $ 0.13  $ 0.09
 Diluted                           $  0.02  $(0.01)  $(0.03)  $ 0.02  $ 0.16  $ 0.13  $ 0.08

Shares outstanding
  Basic                              4,106   4,108    4,289    4,900   5,010   5,975   7,549
  Diluted                            4,106   4,108    4,601    5,018   5,092   6,057   7,631

The following graph depicts FSG's growth in loans, deposits, and assets from inception to date. Total assets increased approximately $366 million or 360% from September 1999 to September 2002.

GRAPHIC OMITTED

            Sep '99       Dec '99       Mar '00       Jun '00       Sep '00       Dec '00       Mar '01       Jun '01
Loans     $ 45,858,000  $ 70,327,000  $ 87,134,000  $ 97,814,000  $127,959,000  $152,913,000  $179,140,000  $222,722,000
Deposits  $ 67,181,000  $ 74,886,000  $ 95,823,000  $107,701,000  $133,729,000  $162,515,000  $193,695,000  $234,135,000
Assets    $101,675,000  $110,243,000  $129,597,000  $140,612,000  $167,856,000  $198,948,000  $232,245,000  $280,665,000

            Sep '01       Dec '01       Mar '02       Jun '02       Sep '02
Loans     $267,494,000  $291,043,000  $288,369,000  $296,215,000  $332,548,000
Deposits  $270,419,000  $293,878,000  $308,903,000  $313,222,000  $375,732,000
Assets    $323,768,000  $362,878,000  $371,509,000  $397,397,000  $467,981,000

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Third  Quarter  2002  Performance  Report                                 Page 2
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     The  following  table shows the average balance sheet for the third quarter of 2001 and 2002, as well as related interest income and interest expense. In addition, the table provides the tax equivalent yields earned on assets and rates paid on liabilities.

Average Consolidated Balance Sheets and Net Interest Analysis
For the Three Months Ended September 30
Fully tax-equivalent basis
  (all dollar amounts in thousands)
                                        ------------------------------  ----------------------------
                                                      2001                          2002
                                        ------------------------------  ----------------------------
                                         Average    Income/    Yield/    Average   Income/   Yield/
                                         Balance    Expense     Rate     Balance   Expense    Rate
                                        ------------------------------  ----------------------------
Assets
Earning assets:
Loans, net of unearned income           $240,431   $  5,164      8.52%  $319,619   $  6,045    7.50%
Investment securities                     29,652        439      5.87%    53,205        562    4.47%
Other earning assets                       5,184         46      3.52%    39,015        146    1.48%
                                        ------------------------------  ----------------------------
  Total earning assets                   275,267      5,649      8.14%   411,839      6,753    6.54%
                                                   -------------------             -----------------
Allowance for loan losses                 (3,015)                         (4,356)
Intangible asset                           6,378                           7,664
Cash & due from banks                     13,688                          15,582
Premises & equipment                       8,770                          11,504
Other assets                               2,278                           5,133
                                        ---------                       ---------
    TOTAL ASSETS                        $303,366                        $447,366
                                        =========                       =========

Liabilities and Stockholders' Equity

Interest bearing liabilities:
NOW accounts                            $ 18,136         87      1.90%  $ 25,208         79    1.24%
Money market accounts                     36,443        337      3.67%    74,962        395    2.09%
Savings deposits                           7,975         52      2.59%    15,790         54    1.36%
Time deposits < $100                      92,658      1,308      5.60%   114,474        961    3.33%
Time deposits > $100                      57,727        787      5.41%    65,437        580    3.52%
Federal funds purchased                    3,544         29      3.25%         -          -    0.00%
Repurchase agreements                      8,152         69      3.36%    12,855         48    1.48%
Other borrowings                           2,250         34      6.00%     6,137         67    4.33%
                                        ------------------------------  ----------------------------
  Total interest bearing liabilities     226,885      2,703      4.73%   314,863      2,184    2.75%
                                                   -------------------             -----------------
Net interest spread                                $  2,946      3.41%              $ 4,569    3.79%
                                                   ========                         =======
Noninterest bearing demand deposits       41,603                          63,562
Accrued expenses and other liabilities     2,317                           2,951
Stockholders' equity                      32,304                          65,494
  Unrealized gain on inv sec                 257                             496
    TOTAL LIABILITIES AND
                                        ---------                       ---------
    STOCKHOLDERS' EQUITY                $303,366                        $447,366
                                        =========                       =========
Impact of noninterest bearing
  sources and other changes in
  balance sheet composition                            0.84%                          0.65%
                                                   ---------                        -------
Net yield on earning assets                            4.25%                          4.44%
                                                   ========                         =======

Third  Quarter  2002  Performance  Report                                Page  3
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The  following  table  shows the average balance sheet for the nine months ended
September 30, 2001 and 2002, as well as related interest income and interest expense. In addition, the table provides the tax equivalent yields earned on assets and rates paid on liabilities.

Average  Consolidated  Balance  Sheets  and  Net  Interest  Analysis
For  the  Nine  Months  Ended  September  30
Fully  tax-equivalent  basis
  (all  dollar  amounts  in  thousands)
                                      -------------------------------  --------------------------
                                                     2001                           2002
                                      -------------------------------  --------------------------
                                         Average    Income/    Yield/   Average   Income/  Yield/
                                         Balance    Expense    Rate     Balance   Expense  Rate
                                      -------------------------------  --------------------------
Assets
Earning assets:
Loans, net of unearned income           $203,730   $ 13,556     8.90%  $301,490   $16,829  7.46%
Investment securities                     24,558      1,191     6.48%    44,588     1,484  4.64%
Other earning assets                       6,768        251     4.96%    20,012       251  1.68%
                                        -----------------------------  -------------------------
  Total earning assets                   235,056     14,998     8.53%   366,090    18,564  6.80%
                                                   ------------------             --------------
Allowance for loan losses                 (2,488)                        (4,052)
Intangible asset                           6,497                          6,688
Cash & due from banks                     10,203                         12,557
Premises & equipment                       7,933                         10,411
Other assets                               1,939                          3,937
                                        ---------                      ---------
    TOTAL ASSETS                        $259,140                       $395,631
                                        =========                      =========

Liabilities and Stockholders' Equity

Interest bearing liabilities:
NOW accounts                            $ 16,697        247     1.98%  $ 23,763       192  1.08%
Money market accounts                     27,010        810     4.01%    64,058     1,021  2.13%
Savings deposits                           7,129        152     2.85%    11,779       116  1.32%
Time deposits < $100                      82,900      3,757     6.06%   102,611     2,707  3.53%
Time deposits > $100                      46,434      2,081     5.99%    64,219     1,817  3.78%
Federal funds purchased                    1,907         49     3.44%     1,837        25  1.82%
Repurchase agreements                      6,567        188     3.83%    11,682       138  1.58%
Other borrowings                           1,385         62     6.00%     5,777       190  4.40%
                                        -----------------------------  -------------------------
  Total interest bearing liabilities     190,029      7,346     5.17%   285,726     6,206  2.90%
                                                   ------------------            ---------------
Net interest spread                                $  7,652     3.36%            $ 12,358  3.90%
                                                   ========                      ========
Noninterest bearing demand deposits       35,604                         55,325
Accrued expenses and other liabilities     2,053                          2,914
Stockholders' equity                      31,242                         51,317
  Unrealized gain on inv sec                 212                            349
    TOTAL LIABILITIES AND
                                        ---------                      ---------
    STOCKHOLDERS' EQUITY                $259,140                       $395,631
                                        =========                      =========

Impact of noninterest bearing
  sources and other changes in
  balance sheet composition                                       0.99%                    0.64%
                                                                 ------                   ------

Net yield on earning assets                                       4.35%                    4.54%
                                                                 ======                   ======


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